Osterweis Emerging Opportunity Fund
OSTGX
(the “Fund”)

Supplement dated December 30, 2021 to the
Summary Prospectus dated June 30, 2021

Effective December 31, 2021, Bryan Wong and Matt Unger will serve as portfolio managers of the Fund. James L. Callinan will continue to serve as lead portfolio manager to the Fund.

The following disclosure is added under the heading “Portfolio Managers” on page 4:

Bryan Wong – Emerging Growth - Portfolio Manager of the Fund since December 31, 2021.
Matt Unger – Emerging Growth - Portfolio Manager of the Fund since December 31, 2021.

Please retain this Supplement with the Summary Prospectus.

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